Exhibit 99.2

KPMG LLP	Telephone (416) 777-8500
Chartered Professional Accountants	Fax (416) 777-8818
Bay Adelaide Centre	www.kpmg.ca
Suite 4600 333 Bay Street
Toronto, ON M5H 2S5

Report on Results of Applying Specified Auditing Procedures

BMW Group Financial Services Canada,
RBC Dominion Securities Inc., CIBC World Markets Inc. and TD Securities Inc.
(collectively, the “Specified Parties”)

We have performed the specified auditing procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the proposed offering of Asset-Backed Notes, Series 2019-1 (the “Notes”) by BMW Canada Auto Trust (the “Issuer”) with respect to certain lease portfolio data (hereinafter referred to as “financial information”) of BMW Canada Inc. (the “Company”).  The sufficiency of these procedures is solely the responsibility of the Company and the specified users of the reports, consequently we make no representation regarding the sufficiency of the procedures either for the purpose for which the reports are being prepared or for any other purpose.

The specified auditing procedures are summarized, along with our findings, in the attached Appendix.

This specified auditing procedures engagement was conducted in accordance with Canadian generally accepted standards for specified auditing procedures engagements.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the specified auditing procedures enumerated in the attached Appendix; rather, the specified auditing procedures enumerated therein are those the Specified Parties asked us to perform. The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the appropriateness and sufficiency of the specified auditing procedures either for the purpose for which this report has been requested or for any other purpose. Accordingly, we make no representations regarding questions of legal interpretation for your purposes of the procedures enumerated in the attached Appendix. Also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above as set forth in the Offering Memorandum of the Company. Further, we have addressed ourselves solely to the foregoing data and make no representations regarding the adequacy of disclosures or whether any material facts have been omitted in the Offering Memorandum. This letter relates only to the financial information specified above and does not extend to any financial statement of the Company taken as a whole.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.
KPMG Canada provides services to KPMG LLP.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above, including but not limited to lease files, related data files, and any other information which was used in the performance of the procedures on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.

•
The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “rounding” means that amounts, percentages, weighted average lives were within $1, 0.0% and .01 years, respectively.

The specified auditing procedures performed were applied based on the methodologies, assumptions and information indicated in the lease files, related data files, and Offering Memorandum, and/or set forth herein, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the physical existence of the Specified Leases or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Specified Leases or Notes will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Specified Parties; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Specified Parties which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed therein omit any material facts or (6) the enforceability of any contractual provision in the documents furnished to us by the Specified Parties or set forth herein. The specified auditing procedures were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The specified auditing procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such lease contract being securitized; (iii) the compliance of the originator of the lease contracts with federal, provincial and local laws and regulations; or (iv) any other factor or characteristic of the lease contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with the applicable terms and conditions.

These specified auditing procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

Our report is intended solely for the use of the Specified Parties, each of whom have in writing agreed to the specified auditing procedures and taken responsibility for the sufficiency of the agreed-upon procedures for their purposes, as described above. It is not to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report by law or regulation. The Company has authorized us to provide a copy of our report to each of the Specified Parties.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on June 4, 2019 as noted, for any future events or otherwise.

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants

June 4, 2019
Toronto, Canada

APPENDIX

Specified auditing procedures			Findings
1.
Using an unaudited computer file titled “Preliminary Pool Cut 2019 (To send KPMG).xlsx” (the “Data File”) that contains certain information related to a pool of lease agreements (the “Contracts”) as of March 31, 2019 (the “Cut- off Date”) provided by the Company, we haphazardly selected a sample of 100 Contracts from the Data File (the “Selected Lease Contracts”).
No findings noted.
2.	For each Selected Lease Contract, we requested from the Company access to the motor vehicle lease contract (the “Source Document”).		No findings noted.
3.
We performed the following procedures for the Selected Lease Contracts using corresponding information contained in the scanned copies of the respective Source Document and/or the Company’s Customer Express System (the “Database System”), where applicable

	A.	We compared the Lease Number, set forth as “Account Number” in the Data File to the Lease Number, set forth as “FP#” in the Company’s Customer Express System (the “Database System”).	No findings noted.
	B.	We compared the First Payment Date, set forth as “First Payment Date” in the Data File to the date on which the first payment is due, as set forth in the Source Document.	We identified one lease for which the First Payment Date per the Data File did not agree to the Source Document. This was as follows:
			Account No.	Per Data File	Per Source Document
			7000655170	1/17/2018	1/11/2018

C.
We recomputed the Adjusted Capitalized Cost as the difference between the “Gross Capitalized Cost” and the “Capital Cost Reduction”, calculated as the “Total Price” amount less the sum of the “Cash Down Payment” and “Net Trade-in Allowance” amounts, as set forth in the Source Document, and compared this amount to the Adjusted Capitalized Cost, set forth as “Cap Cost Amt” in the Data File.
No findings noted.

Specified auditing procedures			Findings
	D.	We compared the Monthly Base Payment Amount set forth as ”Monthly Payment” in the Data File, to the “Monthly Lease Payment Before Taxes” amount contained in the Source Document.	No findings noted.
	E.	We compared the Original Term to Maturity, set forth as “Term” in the Data File, to the “Term of Lease” amount contained in the Source Document.	No findings noted.
	F.	We compared the Maturity Date, set forth as “Contract End Date” in the Data File, to the “Scheduled Termination Date” contained in the Source Document.	We identified one lease for which the Maturity Date per the Data File did not agree to the Source Document. This was as follows:
			Account No.	Per Data File	Per Source Document
			7000655170	10/17/2021	10/11/2021

G.
We compared the Province/Territory of Registration, set forth as “Province” in the Data File, to the Province/Territory set forth in the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form (as applicable) (collectively, the “Title Documents”) provided by the Company.
No findings noted.
	H.	We compared the Vehicle Identification Number, set forth as “VIN” in the Data File, to the “Vehicle Identification Number” contained in the Source Document.	No findings noted.
	I.	We compared the Vehicle Model Year, set forth as “Model Year” in the Data File, to the “Year” contained in the Source Document.	No findings noted.
J.
We compared the Adjusted Manufacturer’s Suggest Retail Price, set forth as “MRSP Amt” in the Data File, to the “MSRP” amount contained in the Source Document, Personal Credit Application to be obtained from the Company, or the Company’s “International Funding System” through screenshots obtained from the Company.
No findings noted.
4.	For each of the Selected Lease Contracts, using the Customer’s “Application ID” from the Database System, performed the following procedures:		No findings noted.

Specified auditing procedures			Findings
A.
We compared the credit bureau score set forth as “Credit Bureau Score” noted in the Data File to the credit bureau score set forth as “Vendor Score” contained in a screenshot from the Company’s Database System listing.
No findings noted.
B.	We recomputed the Remaining Term to Maturity as of the Cut-off Date, as the total Original Term to Maturity, as calculated in 3(E); less the sum of the following:		No findings noted.
	(i)	Number of months in the year of the contract’s inception (the “contract year”), starting with the month of the “First Payment Date”, as calculated in 3(B).
	(ii)	Number of months in the period that follows the last day of the contract year, as calculated in (i), up to March 31, 2019.
We compared this Term to the Remaining Term to Maturity, set forth as “Remaining Term” in the Data File.
C.	We recomputed the Days Past Due as outlined under (a) and (b) and compared it to the “Days Over” as set forth in the Data File.		No findings noted.
(i)
If the paid through date set forth in the Database System was prior to the Cut-off Date, we recomputed the number of days past due as the number of days between the Cut-off Date and the due date set forth in the Database System.

	(ii)	If the paid through date set forth in the Database System was on or after the Cut- off Date, the Company assumed that the number of days past due is zero.
D.
The Company provided to us a file from ALG, Inc. (“ALG”) which contained the ALG Residual Amounts (the “ALG Residual File”) as of the Cut-off Date (the “• ALG Residual Amount”).  We recomputed the Residual Amount as the lesser of (A) the “Estimated Residual Value” set forth in the Source Document (“Contract Residual Amount at Inception”), if applicable; and (B) the 2018 ALG Residual Amount, set forth as the “ALG RV” derived from the ALG Residual File as of the Cut-off Date, and we compared this amount to the ALG Residual Amount noted in the Data File. We have not performed any procedures over the accuracy of the information set forth in the ALG Residual File.
No findings noted, after rounding.

Specified auditing procedures	Findings
E.
We inspected the Title Documents in each of the customer files, noting the Company’s security interest (lien) in the motor vehicle in that BMW Canada Inc. is named as the owner of the vehicle.  KPMG did not perform any procedures in respect of the completeness and accuracy of information contained in the Title Documents or in respect of legal validity of the Title Documents.
No findings noted.